                                                                    Exhibit 10.4


                      OMNIBUS AMENDMENT TO LOAN DOCUMENTS


         This Omnibus Amendment to Loan Documents (the "Amendment") is made as of July 26, 1996 among Alkermes, Inc., a Pennsylvania corporation ("Parent"), its wholly owned subsidiary Alkermes Investments, Inc., a Delaware corporation ("Subsidiary" and jointly and severally together with Parent, the "Borrower"), The Sumitomo Bank, Limited, a Japanese banking corporation (the "Bank") (as assignee of The Daiwa Bank, Limited) and Sumitomo Bank of New York Trust Company (the "Trust") (as assignee of Daiwa Bank Trust Company).

                             W I T N E S S E T H :

         WHEREAS, the Borrower and the Bank, as assignee, are parties to that certain Loan Agreement dated as of December 30, 1993, as amended by Amendment No. 1 To Loan Agreement dated as of December 31, 1994, as further amended by Amendment No. 2 To Loan Agreement dated as of August 31, 1995, as further amended by Amendment No. 3 To Loan Agreement dated as of December 29, 1995 (as so amended, the "Loan Agreement"); and

         WHEREAS, pursuant to the Loan Agreement, the Borrower issued the Note (as defined in the Loan Agreement) in favor of The Daiwa Bank, Limited and the parties hereto entered into various collateral agreements, including, without limitation, the Collateral Bailment Agreement, the Restricted Account and Security Agreement, the Irrevocable Instructions and Power of Attorney and UCC Financing Statements, as the same have been amended from time to time prior to the date hereof (collectively, the "Loan Documents"); and

         WHEREAS, as of February 2, 1996, The Daiwa Bank, Limited and Daiwa Bank Trust Company assigned their interests in the Loan Agreement and the accompanying Loan Documents to The Sumitomo Bank, Limited and Sumitomo Bank of New York Trust Company, respectively; and

         WHEREAS, in connection therewith, the Bank and the Borrower desire to amend the Loan Agreement and the other Loan Documents to reflect such assignment of interest; and

         WHEREAS, the Borrower has also requested the Bank to amend the terms of the Loan Agreement to permit the Borrower to elect a fixed rate interest option on the Second Tranche (as defined therein); and

         WHEREAS, the Bank and the Borrower have agreed to amend the Loan Agreement for such purposes pursuant to the terms and conditions set forth in this Amendment and the Borrower has agreed to provide to the Bank a substitute promissory note; and

         WHEREAS, the parties hereto have agreed to amend the various Loan Documents to which they are a party pursuant to the terms and conditions set forth in this Amendment;

         NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         SECTION 2. Amendments To Loan Documents.

         SECTION 2.1 - AMENDMENTS TO THE LOAN AGREEMENT - The terms and provisions of the Loan Agreement are hereby amended as follows:

         (a) The term "The Daiwa Bank, Limited, a Japanese banking corporation (the "Bank")" as used throughout the Loan Agreement is hereby deleted and replaced with the term "The Sumitomo Bank, Limited, a Japanese banking corporation (the "Bank")".

         (b) Section 2.1(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 "(b) with respect to all or certain portions of the Second Tranche, the rate shall be, at the Borrower's option, the Base Rate, the LIBOR Rate and/or the Fixed Rate."

         (c) Section 2.3(b) of the Loan Agreement is hereby amended by deleting the phrase "The Daiwa Bank, Limited Chicago Branch, ABA 071006075" appearing in the fifth and sixth lines thereof and replacing it with the phrase "The Sumitomo Bank, Limited Chicago Branch, ABA 071001850."

         (d) Section 2.3(d) of the Loan Agreement is hereby amended as follows:

                          (i) by adding the words "or Fixed Rate Loans" after the words "Base Rate Loans" appearing on the second line thereof;

                          (ii) by adding the words "or Fixed Rate Loan" after the words "Base Rate Loan" appearing on the twenty-second line thereof;

                          (iii) by adding the following paragraph as (d)(2) thereof: "Whenever the Borrower desires to have the Fixed Rate apply to any portion of the Second Tranche, the Borrower shall notify the Bank (which notice shall be irrevocable) in writing, by telephone (to be promptly confirmed in writing) or by telecopy no later than the third Business Day preceding the date on which the Fixed Rate is to go into effect." and renumbering the following paragraphs; and

                          (iv) by adding the words "Interest Rate" before the word "Loan" in the first line of current subsection
                          (d)(3) thereof.

                          (v) by deleting the word "and" and inserting a comma before the phrase "(iii)" in the thirteenth line of current subsection (d)(4) thereof, and adding the following immediately before the period at the end of such subsection: "and (iv) in the case of payments in connection with a Fixed Rate Loan, two percent (2%) per annum over the applicable Fixed Rate."

         (e) Section 2.4 of the Loan Agreement is hereby amended by adding the following new section as Section 2.4(d):

                 "(d) The Borrower may, at its option and upon three (3) Business Days prior written notice to the Bank, voluntarily prepay all or any portion of the Second Tranche which is a Fixed Rate Loan; provided that in addition to any such prepayment, the Borrower shall pay to the Bank the applicable Rate Swap Expense. As used herein, the term "Rate Swap Expense" means all reasonable fees, costs and expenses arising out of the Bank's termination of the interest rate swap contract pursuant to which the Bank based the applicable Fixed Rate. The Bank shall provide to the Borrower a certificate claiming compensation under this Section 2.4(d), setting forth the amount of the Rate Swap Expense to be paid to it hereunder and showing in reasonable detail the Bank's calculation thereof, which shall be presumed to be correct absent manifest error."

         (f) The Loan Agreement is hereby amended by adding the following definition to Appendix A thereto:

                 "Fixed Rate Loan" -- any portion of the Second Tranche bearing interest calculated by reference to the Fixed Rate.

                 "Interest Rate Loan" -- all portions of the Second Tranche bearing interest calculated at either the Base Rate, the LIBOR Rate or the Fixed Rate".

         (g) The definition of "Interest Period" as included in Appendix A to the Loan Agreement, is hereby deleted in its entirety and replaced with the following:

                 "'Interest Period' -- With respect to each Interest Rate Loan
                 (a) initially, the period commencing on the Drawdown Date of such Interest Rate Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower (i) for any Base Rate Loan, the calendar month; (ii) for any LIBOR Rate Loan, 1, 3, 6 or, subject to availability, 12 months; and
                 (iii) for any Fixed Rate Loan, the Maturity Date; and (b) thereafter, for any Base Rate Loan or LIBOR Rate Loan, each period commencing on the last day of the next preceding Interest Period applicable to such Interest Rate Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower."

         (h) The definition of "Drawdown Date" as included in Appendix A to the Loan Agreement is hereby amended by adding the words "Interest Rate" before the word "Loan" each time it appears in such definition.

         (i) The definition of "Make-Whole Premium" as included in Appendix A to the Loan Agreement is hereby amended by adding the words "Interest Rate" before the word "Loan" each time it appears in such definition.

         (j) Exhibit 2.1 to the Loan Agreement, which is the form of Note, is hereby amended and replaced by the form of Exhibit 2.1 hereto.

         (k) The Debtor confirms and agrees that, as used throughout the Loan Agreement: (i) the term "Agreement" includes the Loan Agreement as amended by this Amendment; (ii) the term "Collateral Bailment Agreement" includes the Collateral Bailment Agreement as amended, supplemented and modified prior to the date hereof and as amended by this Amendment, and (iii) the term "Restricted Account and Security Agreement" includes the term Restricted Account and Security Agreement as amended, supplemented and modified prior to the date hereof and as amended by this Amendment, and (iv) the term "Note" means the Second Amended and Restated Note dated as of the date hereof in the original principal amount of $6,000,000, issued by Borrower to the Bank, and (v) the term "Irrevocable Instructions and Power of Attorney" means the Irrevocable Instructions and Power of Attorney dated as of February 2, 1996 in the form attached hereto as Exhibit A.

         SECTION 2.2 - AMENDMENTS TO THE COLLATERAL BAILMENT AGREEMENT - The terms and provisions of the Collateral Bailment Agreement are hereby amended as follows:

         (a) The terms "The Daiwa Bank, Limited, a Japanese banking corporation (the "Lender")" and "Daiwa Bank Trust Company ("Bailee")" as used throughout the Collateral Bailment Agreement are hereby deleted and replaced with the terms "The Sumitomo Bank, Limited, a Japanese banking corporation (the "Lender")" and "Sumitomo Bank of New York Trust Company ("Bailee")", respectively.

         (b) The term "Restricted Account Custodial Services Agreement" as used throughout the Collateral Bailment Agreement is hereby deleted and replaced with the term "Custodian Agreement".

         (c) The last two lines of Section 1.2 of the Collateral Bailment Agreement are hereby deleted in their entirety and replaced with the following:

         "       Restricted Account and Security Agreement dated December 30,
         1993, as amended by that certain Amendment No. 1 to Restricted Account and Security Agreement dated as of December 29, 1995, as further amended by that certain Omnibus Amendment to Loan Documents dated as of July 26, 1996 (as amended, the 'Restricted Account Agreement')."

         (d) Exhibit A to the Collateral Bailment Agreement, which is the form of the Custodian Agreement, is hereby amended and replaced by the form of
Exhibit 2.2(d) hereto.

         (e) Exhibit B to the Collateral Bailment Agreement, which is the description of certain collateral in which the Bank has been granted a security interest pursuant to the Restricted Account and Security Agreement, is hereby amended and replaced with Exhibit 2.2(e) hereto.

         SECTION 2.3 - AMENDMENTS TO THE RESTRICTED ACCOUNT AND SECURITY AGREEMENT - The terms and provisions of the Restricted Account and Security Agreement are hereby amended as follows:

         (a) The term "The Daiwa Bank, Limited, a Japanese banking corporation ("Bank")" and "Daiwa Bank Trust Company ("Bailee")" as used throughout the Restricted Account and Security Agreement are hereby deleted and replaced with the terms "The Sumitomo Bank, Limited, a Japanese banking corporation ("Bank")" and

"Sumitomo Bank of New York Trust Company ("Bailee")" respectively.

         (b) The Debtor confirms and agrees that: (i) the term "Loan Agreement" as used throughout the Restricted Account and Security Agreement includes the Loan Agreement as amended by this Amendment; (ii) the term "Collateral Bailment Agreement" as used throughout the Security Agreement includes the Collateral Bailment Agreement as amended, supplemented and modified prior to the date hereof and as amended by this Amendment; and (iii) that the term "Obligations" as defined in the Security Agreement includes the obligations of the Borrower under and with respect to the Loan Agreement as amended by this Amendment, the Second Amended and Restated Note and the other Loan Documents as amended, modified and supplemented through and including the date hereof.

         (c) The term "Restricted Account Custodial Services Agreement" as used throughout the Restricted Account and Security Agreement is hereby deleted and replaced with the term "Custodian Agreement".

         (d) Exhibit 2.3 to the Restricted Account and Security Agreement, which lists the collateral in which the Bank is granted a security interest pursuant to such agreement, is hereby amended and replaced with Exhibit 2.3(d) hereto.

         SECTION 3. Other Agreements.  The Borrower further agrees:

         (a) To execute and deliver, for substitution of the Amended and Restated Note dated December 29, 1995, an amended and restated note in the form of Exhibit 2.1 hereto.

         (b) To cause to be executed and delivered, on or before the date hereof, the Irrevocable Instructions and Power of Attorney in the form of Exhibit A hereto.

         (c) To cause to be executed and delivered, on or before the date hereof, the Custodian Agreement in the form of Exhibit 2.2(d) hereto.

         (d) To execute and deliver amended UCC Financing Statements to reflect the amendment to the Collateral Bailment Agreement and the change in name of the Bank as secured party.

         SECTION 4. Ratification and Confirmation of Loan Documents. Each of the parties hereto hereby ratifies and confirms its obligations under and all other terms and provisions of the Loan Agreement and the other Loan Documents, as amended, modified or supplemented hereunder, to which such party is a party. Each of the parties hereto hereby further acknowledges, agrees, represents and warrants that except as expressly amended and modified as set forth in this Amendment, the Loan Agreement and the other Loan Documents to which it is a party remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first written above.

ATTEST:                                            ALKERMES, INC., a
                                                   Pennsylvania corporation


By:  /s/ Patricia L. Allen                By:  /s/ Michael Landine
     -----------------------                   ---------------------------------
Title: Assistant Secretary                Title:  Senior Vice President
                                                  and Chief Financial Officer


ATTEST:                                   ALKERMES INVESTMENTS, INC.,
                                          a Delaware corporation


By:  /s/ Patricia L. Allen                By:  /s/ Michael Landine
     -----------------------                   ---------------------------------
Title: Assistant Secretary                Title:  Vice President and
                                                  Chief Financial Officer


                                          THE SUMITOMO BANK, LIMITED, a
                                          Japanese banking corporation


                                          By:  /s/ Daniel J. Gurst
                                               ---------------------------------
                                          Title:   Vice President and
                                                   Manager

                                          By:  /s/ Stephen Sullivan
                                               ---------------------------------
                                          Title:   Assistant Vice
                                                   President


                                          SUMITOMO BANK OF NEW YORK
                                          TRUST COMPANY


                                          By:  /s/ Shinichi Ito
                                               ---------------------------------
                                               Title:  President

                                                                     Exhibit 2.1



                        SECOND AMENDED AND RESTATED NOTE


$6,000,000                                                Boston, Massachusetts
                                                          July 26, 1996


         FOR VALUE RECEIVED, Alkermes, Inc. a Pennsylvania corporation and its wholly owned subsidiary Alkermes Investments, Inc., a Delaware corporation, (together, "Makers") hereby promise to pay, jointly and severally, to the order of The Sumitomo Bank, Limited, a Japanese banking corporation ("Bank"), without counterclaim, offset or deduction, the principal sum of SIX MILLION DOLLARS ($6,000,000), with interest, as specified in the Amended Loan Agreement (as defined below). Each payment of principal shall first be applied to any outstanding principal under the First Tranche until such loan is paid in full, and then any remaining amount shall be applied to the principal outstanding under the Second Tranche.

         Makers shall make all payments hereunder in lawful money of the United States and in immediately available funds to Bank's account by means of a wire transfer addressed as follows: The Sumitomo Bank, Limited, Chicago Branch, ABA 071001850, through the Federal Reserve Bank of Chicago, Reference: Alkermes, Inc.

         All agreements between Makers and Bank, whether now existing or hereafter arising, are hereby limited so that in no event shall the interest charged hereunder or agreed to be paid to Bank exceed the maximum amount permissible under applicable law. Bank shall be entitled to amortize, prorate and spread throughout the full term of this Note all interest paid or payable so that the interest paid does not exceed the maximum amount permitted by law.

         This Second Amended and Restated Note amends, restates and replaces in its entirety that certain Amended and Restated Note dated December 29, 1995 in the original principal amount of $6,000,000 issued by Makers in favor of The Daiwa Bank, Limited, which assigned its interest therein to Bank on February 2, 1996. This Second Amended and Restated Note is the Second Amended and Restated Note referred to in the Omnibus Amendment to Loan Documents dated as of the date hereof between Makers, Bank and the Sumitomo Bank of New York Trust Company, which amends that certain Loan Agreement, dated as of December 30, 1993, between Makers and Bank, as previously amended (as amended, modified and supplemented through and including the date hereof, including the amendments contained in Omnibus Amendment to Loan Documents, the "Amended Loan Agreement") and is subject to all of the terms and conditions, representations and warranties thereof, including the rights of prepayment and the rights of acceleration of maturity.

Terms used herein have the meanings assigned to those terms in the Amended Loan Agreement, unless otherwise defined herein.

         Makers shall pay all reasonable fees, costs and expenses, including reasonable attorneys' fees, incurred by Bank in the preparation and negotiation of this Second Amended and Restated Note and the Amended Loan Agreement and in the enforcement or attempt to enforce any of Makers' obligations hereunder not performed when due, whether or not any legal action is actually filed, litigated or prosecuted to judgment of award. This Second Amended and Restated Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         Time is of the essence in the performance of the obligations evidenced by this Second Amended and Restated Note. All parties to this Second Amended and Restated Note waive presentment, notice of dishonor, protest and all other demands and notices.

         If this Second Amended and Restated Note is destroyed, lost or stolen, Makers shall deliver a new note to Bank on the same terms and conditions as this Note, with all appropriate schedules annexed thereto, in substitution of the prior Second Amended and Restated Note. Bank shall furnish to Makers reasonable evidence that the Second Amended and Restated Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Makers in connection with the replacement of the Second Amended and Restated Note.

         Executed under seal as of the day and date referred to above.

                                                ALKERMES, INC., a Pennsylvania
                                                corporation

ATTEST:
                                        By: ___________________________________
                                        Name: _________________________________
__________________________              Title: ________________________________


                                        ALKERMES INVESTMENTS, INC., a
                                        Delaware corporation


ATTEST:
                                        By: ___________________________________
                                        Name: _________________________________
__________________________              Title: ________________________________

                                                                  Exhibit 2.2(d)



                   Exhibit A To Collateral Bailment Agreement



                                                   As of February 2, 1996



Sumitomo Bank of New York Trust Company
277 Park Avenue
New York, NY  10172

         Re:     Custodian Agreement

Dear Sirs:

         Alkermes Investments, Inc. (the "Company") hereby requests you to open a Custodian Account (the "Custodian Account") to hold such securities and monies owned by the Company as the Company may deliver or cause to be delivered to you pursuant to this agreement, and in connection with which you will perform custodian services as hereinafter described.

1. You will hold in custody for safekeeping in the Custodian Account such securities owned by the Company as you may from time to time receive, pursuant to the provisions hereof. With respect to all securities held in the Custodian Account, you will promptly provide the Company with a copy of all notices, information statements, reports and other documents received by you as the holder of record of such securities.

2. You may hold physical securities either on your bank premises or in your account with any depository institution.

3. The Company authorizes you to receive all dividends, interest, other income, principal and all other amounts becoming due or payable in money on securities held in the Custodian Account, and to remit to the Company monies so received less expenses immediately thereafter.

4. The Company authorizes you to receive all stock dividends or any other securities granted or distributed on account of securities held in the Custodian Account, and to hold securities so received in the Custodian Account.

5. With regard to the purchase and sale of securities held or to be held in the Custodian Account:

         a. Whenever instructed by the Company to receive against payment securities to be held in the Custodian Account

Sumitomo Bank of New York Trust Company
As of February 2, 1996
Page 2



                 and provided there are sufficient funds available for this purpose in the Custodian Account, you will make payment to the bank, broker or other persons designated by the Company against delivery of such securities by such person, debiting the Custodian Account for such payment; and

         b. Whenever instructed by the Company to deliver to a bank, broker or other person designated by the Company securities from the Custodian Account against payment by such person, you will make delivery of such securities as instructed, crediting any payments received to the Custodian Account.

6. With regard to voting rights appertaining to securities held in the Custodian Account, you will execute proxies and such other forms or documents as are required to be executed by the holder of record of such securities in connection with the exercise of such rights and promptly forward them to the Company together with the proxy statements or other communications received with respect to such proxies or forms. You will make no decisions as to the exercise of such rights.

7. You will promptly notify the Company of redemptions, conversion privileges, and issuance of rights pertaining to securities held in the Custodian Account, and when action is required you will promptly request instructions from the Company and act upon instructions timely received.

8. You will promptly notify the Company of proposed exchanges of any securities held in the Custodian Account for other securities or property in connection with any merger, consolidation, reorganization, recapitalization, readjustment of debt, stock split, change of par value or conversion, or otherwise, and if so instructed by the Company, you will surrender or deposit such securities for exchange in the manner provided.

9. Upon receipt of instructions from the Company, you will deliver or transfer securities held in or monies credited to the Custodian Account to such other accounts or other persons as may be designated by the Company.

10. The Company hereby authorizes you to execute, as Custodian, any necessary declarations, certificates of ownership or other documents required under any tax laws now or hereafter in effect (provided that you shall promptly furnish the

Sumitomo Bank of New York Trust Company
As of February 2, 1996
Page 3



         Company with copies of all such declarations, certificates and other documents), and to pay any taxes required to be paid in connection with the Custodian Account.

11. The Company agrees to be responsible for any direct, out-of-pocket expenses reasonably incurred by you in connection with the Custodian Account (including without limitation telephone, telex, cable and mail costs and all costs of transporting securities) and for any taxes and other charges which you are required to pay in connection therewith. The Company authorizes you to deduct such expenses from its income described in Paragraph 3.

         The Company further agrees that any property at any time in the Custodian Account shall be security for the advance of cash for any purpose made by you resulting from the Company's written order or instructions.

12. The Company agrees to pay you fees for the services rendered by you hereunder, on an annual basis in accordance with the schedule attached hereto as Schedule 1, as such schedule may from time to time be adjusted by you (with the Company's written approval).

13. You will provide to the Company the following statements with respect to the Custodian Account:

         a. A monthly statement listing the holdings and cash in the Custodian Account as of the end of the immediately preceding (calendar) month;

         b. A monthly statement of all expenses incurred by you for which the Company is responsible pursuant to Paragraph 11.

         c. Such other statements as you may be required by law to furnish or as the Company may (with your approval, not to be unreasonably withheld) request.

14. It is understood and agreed that you are not at any time under any duty or responsibility to supervise the investment of, or to advise or make any recommendation for the sale, purchase, or other disposition of, securities and money held by you in the Custodian Account, and that such securities and monies are subject at all times to the Company's control.

Sumitomo Bank of New York Trust Company
As of February 2, 1996
Page 4



         It is further understood and agreed that all directions with respect to the Custodian Account will be in writing and signed by a person authorized to sign on behalf of the Company, but that you may, in your discretion, accept and act upon orders, whether given orally, by telephone or otherwise, which you reasonably believe to be genuine, and that you will not be held liable for executing, or failing to execute, or for any mistakes in the execution of any such order, except for your own gross negligence or willful misconduct.

         Notwithstanding the foregoing provisions of this Section 14, you will inform the Company of any undue delay in the delivery of securities or of other departure from regular and normal procedures that you believe should be brought to the attention of the Company.

15. Either party may terminate this agreement by written notice delivered to the other not less than 60 days prior to the date upon which such termination shall become effective (the "Termination Date").

         On the Termination Date, the Company will pay you all fees owing for services rendered by you under this agreement to and including the Termination Date (such fees to be calculated on the basis of a 365-day year for the number of days actually involved) and will reimburse you for all expenses incurred by you pursuant to this agreement and for which the Company is responsible pursuant to Paragraph 11 to and including such date. Upon such payment and reimbursement, you will at the Company's expense transfer, deliver and pay over to the Company or to a person appointed by the Company all securities and money held by you in the Custodian Account.

16. Singular words herein include the plural and plural the singular when the sense or circumstances so indicate.

17. All notices to be delivered hereunder shall be in writing, including telegraphic communications and mailed or telegraphed or delivered to the other party at its address given herein or such other address as such party may by notice designate.

18. This agreement is to be governed by and construed in accordance with the laws of the State of New York.

Sumitomo Bank of New York Trust Company
As of February 2, 1996
Page 5



         This agreement is intended to replace that Restricted Account Custodial Services Agreement dated as of December 30, 1993 by and between Daiwa Bank Trust Company and the Company.

         Your signature below will indicate your acceptance of this agreement as of the date first written above.

                                        Very truly yours,

                                        ALKERMES INVESTMENTS, INC.



                                        By: ___________________________________
                                             Michael J. Landine
                                             Vice President

Accepted And Agreed To:

SUMITOMO BANK OF NEW YORK
TRUST COMPANY



By:_____________________________
Name:___________________________
Title:__________________________

                                                                  Exhibit 2.2(e)



                                   EXHIBIT A

                           Description of Collateral


         All property, including, without limitation, all property described in clauses (a), (b), (c) and (d) below, held by Sumitomo Bank of New York Trust Company, as Bailee ("Bailee") under that certain Collateral Bailment Agreement dated as of December 30, 1993 among the Bailee, The Daiwa Bank, Limited ("Daiwa"), Alkermes, Inc. and Alkermes Investments, Inc., as amended and as may further be amended, modified, supplemented or assigned from time to time, including, without limitation, the assignment of the interests of Daiwa thereunder to The Sumitomo Bank, Limited ("Sumitomo").

                 (a) All accounts, money, deposit accounts, certificated securities, uncertificated securities, chattel paper, documents, instruments, general intangibles and all other investments or property of any sort held, maintained or administered or to be held, maintained or administered for Alkermes, Inc. and/or Alkermes Investments, Inc. (collectively, the "Borrower") by Bailee under the Custodian Agreement dated as of February 2, 1996 by and between Alkermes Investments, Inc. and Bailee (the "Custodian Agreement") together with any stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, dividends, rights to interest, interest payments, dividends paid in stock, distributions thereon, new securities or other property which Borrower is or may hereafter become entitled to receive on account of such property.

                 (b) All property now owned or hereafter acquired by or for Borrower of the type or class described in any schedule supplementary hereto or in any financing statement filed by Sumitomo and Borrower pursuant to the Custodian Agreement.

                 (c) The proceeds (including without limitation insurance proceeds from the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company), increase and products of any of the foregoing or replacements thereof or substitutions therefor.

                 (d) Collateral includes without limitation all items listed in the attachments hereto and all replacements thereof or other items purchased with any of said items or their proceeds.

                                                                  Exhibit 2.3(d)



                                   EXHIBIT A

                           Description of Collateral


         All property, including, without limitation, all property described in clauses (a), (b), (c) and (d) below, held by Sumitomo Bank of New York Trust Company, as Bailee ("Bailee") under that certain Collateral Bailment Agreement dated as of December 30, 1993 among the Bailee, The Daiwa Bank, Limited ("Daiwa"), Alkermes, Inc. and Alkermes Investments, Inc., as amended and as may further be amended, modified, supplemented or assigned from time to time, including, without limitation, the assignment of the interests of Daiwa thereunder to The Sumitomo Bank, Limited ("Sumitomo").

                 (a) All accounts, money, deposit accounts, certificated securities, uncertificated securities, chattel paper, documents, instruments, general intangibles and all other investments or property of any sort held, maintained or administered or to be held, maintained or administered for Alkermes, Inc. and/or Alkermes Investments, Inc. (collectively, the "Borrower") by Bailee under the Custodian Agreement dated as of February 2, 1996 by and between Alkermes Investments, Inc. and Bailee (the "Custodian Agreement") together with any stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, dividends, rights to interest, interest payments, dividends paid in stock, distributions thereon, new securities or other property which Borrower is or may hereafter become entitled to receive on account of such property.

                 (b) All property now owned or hereafter acquired by or for Borrower of the type or class described in any schedule supplementary hereto or in any financing statement filed by Sumitomo and Borrower pursuant to the Custodian Agreement.

                 (c) The proceeds (including without limitation insurance proceeds from the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company), increase and products of any of the foregoing or replacements thereof or substitutions therefor.

                 (d) Collateral includes without limitation all items listed in the attachments hereto and all replacements thereof or other items purchased with any of said items or their proceeds.